SSgA FUNDS

SUPPLEMENT DATED DECEMBER 12, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007

SSgA US TREASURY MONEY MARKET FUND (the “Fund”)

Due to unprecedented market conditions, the supply and yield of US Treasury securities have fallen dramatically, and the Fund may, as a result, hold a significant portion of its assets in cash. Some or all of the Fund’s cash may be held in a non-interest bearing demand deposit account at the Fund’s custodian, State Street Bank & Trust Company.  This account is fully insured by the Federal Deposit Insurance Corporation (“FDIC”) until December 31, 2009.  The FDIC is an independent agency of the United States government, and FDIC deposit insurance is backed by the full faith and credit of the United States government.

In addition, the Fund’s prospectus is hereby amended as follows:

Temporary Defensive Positions:

The following language is hereby inserted as the last paragraph in the section “Additional Information about the Fund’s Investment Policies and Risks”:

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions.  Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to acquire the types of Treasury securities in which it normally invests.  Temporary defensive positions may include, but are not limited to, investment in non-Treasury, U.S. government securities and repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents.  The Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

Adoption of 1:00 P.M. Deadline for Purchase and Redemption Transactions:

Effective December 15, 2008, all trades for the Fund must be received by 1:00 p.m. EST before the order can be accepted.  As a result, the prospectus is hereby amended as follows:

The first paragraph of the Section entitled “Purchase Dates and Times” is replaced in its entirety with the following:

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order.  A business day is one on which the New York Stock Exchange is open.  The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open.  These holidays are Columbus Day and Veteran’s Day.  On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.  All purchases must be made in US dollars.  Payments for Fund shares must be received by the Transfer Agent, and the accompanying payments must be in federal funds (or converted to federal funds by the transfer Agent) by 1 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted.  If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

The remainder of the section entitled “Purchase Dates and Times” is unchanged.

The first two paragraphs of the Section entitled “Redemption of Fund Shares” are replaced in their entirety with the following:

Redemption of Fund Shares

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.  A business day is one on which the New York Stock Exchange is open.  Proceeds of redemption requests received before 1 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 1 p.m. Eastern time in order to be effective on the date received.  No dividends will be paid on shares on the date of redemption.  On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day.  On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day.  Unless otherwise directed, payments will be sent to your address of record.  All written requests and redemption proceeds that are sent by check (versus wire) will receive that day’s dividend.

The remainder of the section entitled “Redemption of Fund Shares” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE